Purpose Built Student Housing Midyear 2013 Update

Positive Long-term Enrollment Growth and Strong Pent-up Demand

Campus Crest Communities, Inc. ("CCG") is committed to being the leader in research surrounding the purpose built student housing ("PBSH") industry. The information below highlights industry data, much of it from the Department of Education ("ED") and the National Student Clearinghouse Research Center ("NSCRC"), as well as, in certain cases, CCG's outlook regarding the PBSH industry.

Demand Overview

Current Demand(1)

- MG&A's 2012 estimate for pent-up demand, in the range of 1.5mm+ beds, continues to drive the PBSH market, although market conditions at individual campuses vary significantly
- NSCRC estimates Fall 2012 total enrollments at 20.2mm, composed of many different cohorts
- ED Fall 2012 figures will be available in Fall 2013
- 4-year public presents the best opportunity for PBSH
  - Degrees offer an attractive value proposition

Market Size and Enrollment Growth(1)

(millions)	Fall 2012	Fall 2011	Change
Total Enrollment	20.20	20.56	-1.80%
4-Yr Public	7.77	7.82	-0.60%
4-Yr Private	3.71	3.70	0.50%
4-Yr For-Profit	1.46	1.58	-7.20%
2-Yr Public	6.71	6.92	-3.10%

- NSCRC data shows decline is not equal across all segments: greatest declines in 2-Yr public and in 4-Yr private for-profit, neither of which are CCG's target market
- NSCRC data demonstrates decline in 4-Yr public enrollments were predominately due to non-traditional students (part-time students and students over 24 years old)
- Data from NSCRC reflects 4-Yr public enrollments of students 24 years and under increased 0.1%

Economic Cycle Impact(2)

- Government data shows enrollments experienced short-term declines following 4 of the major recessions since 1969
  - Red circles to the right identify these periods
- Non-traditional students return to the workforce, causing much of this temporary phenomena
  - A typical 4-Yr public undergraduate student is unlikely to leave school for the workforce until obtaining a degree
- CCG anticipated current short term flattening of enrollment growth
- ED expects growth to resume in the near term

Historical Enrollment Trend vs. Recessions(2)



(Millions)
24
23
22
21
20
19
18
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15
14
13
12
11
10
9
8
RECESSION
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020

Future Demand(3)

- ED projects enrollments to grow by ~2.3mm from 2013 through 2021
- ED's enrollment projections increased from 2010 to 2012
- MG&A's 2012 estimates show that higher enrollments will create additional demand of more than 0.3mm over the next 10 years
  - Results in over 1.8mm of pent-up demand
- Annual deliveries of 45,000 to 50,000 beds is not expected to significantly reduce or eliminate pent-up demand

Dept. of Education Enrollment Projections(3)



(Millions)
25
24
23
22
21
20
19
18
17
2012-2021 Projections: released in Dec 2012 and derived from 2011 actual enrollment data
2010-2020 Projections: released in Feb 2011 and derived from 2009 actual enrollment data
2012-2021 PROJECTIONS**
2010-2020 PROJECTIONS*
*From ED-NCES table dated Feb 2011
**From ED-NCES table dated Dec 2012
2006
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11
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13
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2021

Note: Market and pent-up demand estimates, 2012 per Michael Gallis & Associates ("MG&A")
(1) National Student Clearinghouse Research Center
(2) U.S. Department of Education, National Center for Education Statistics, Board of Governors of the Federal Reserve System
(3) U.S. Department of Education, National Center for Education Statistics

CAMPUS CREST

Quick Facts About the Company Campus Crest Communities, Inc . is a leading developer, builder, owner and manager of high - quality student housing properties located close to college campuses in targeted markets . It has ownership interests in 87 student housing properties and over ~ 46 , 000 beds, of which 72 are operating and 15 are development or redevelopment properties . This includes the Company’s acquisition of the 711 room, 33 - story Delta Centre - Ville Hotel in downtown Montréal, Québec with plans to convert it into an upscale student housing tower . The Company is an equity REIT that differentiates itself through its vertical integration and consistent branding across the portfolio through three unique brands targeting different segments of the college student population . The Grove® brand offers more traditional apartment floor plans and focuses on customer service, privacy, on - site amenities and a proprietary residence life program . The Copper Beech brand and townhome product offers more residential - type living to students looking for a larger floor plan with a front door and back porch . The evo brand provides urban students with a luxury student housing option with all the conveniences of city living . Additional information can be found on the Company's website at http : //www . campuscrest . com . • Ownership interests in 87 properties • ~ 46 , 000 beds • Operates under 3 unique brands targeting different segments of students • Average age of all properties – 5 . 1 years • Median distance to campus – 0 . 6 miles • ~ 1 / 3 of properties are located at flagships schools, with ~ 2 / 3 at primary non - flagship PBSH Midyear 2013 Update (cont’d) Supply Overview Financing Market - by - Market Analysis • Freddie has indicated it is tightening lending guidelines by raising equity requirements • Tightening credit requirements will limit new supply to well - capitalized and more established operators • Oversupply is not a national issue although individual campus markets vary significantly • Each market’s existing and proposed supply needs to be evaluated relative to other housing options • CCG performs in - depth market analysis during the underwriting process for each investment ; this is updated on an on - going basis • Much of new supply is replacing/modernizing existing, older stock • CCG expected the ~50,000 bed increase in 2013 and sector growth is consistent with Company’s research This presentation contains certain forward - looking statements that are subject to risks and uncertainties . These forward - looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward - looking information . The Company’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain . Although the Company believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in, or implied by, the forward - looking statements . You are cautioned not to place undue reliance on any of these forward - looking statements, which reflect the Company’s views on this date . Furthermore, except as required by law, the Company is under no duty to, and does not intend to, update any of our forward - looking statements after this date, whether as a result of new information, future events or otherwise . This presentation does not constitute, and may not be used in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not permitted by law or in which the person making the offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation . Unless otherwise noted, the information contained in this presentation is the opinion of the Company . The Company has not verified information obtained from third party sources and cited above, and does not guarantee its accuracy or completeness . Forward Looking Statements Campus Crest Communities, Inc. Potential Challenges Online Education Tuition & Student Loans (1) • Increasing availability of on - line courses and degrees • CCG views this as a supplement to classroom education and part of the evolution of education • A factor to continue to watch closely to measure its possible effects on enrollments and student housing demand • Rising tuition costs are becoming a greater concern for students, parents, and universities • Market has begun to adjust with students finding money from grants and scholarships, and many institutions rolling back or capping tuition • 4 - Yr public universities remain an attractive value proposition • ED data reflects average tuition for fall 2011 at 4 - Yr publics was ~ $ 7 , 701 vs . ~ $ 27 , 686 at 4 - Yr private non - profits • ED data shows average debt at 4 - Yr publics is considerably lower than 4 - Yr privates • Average debt in 2010 (after 6 years for a student who began college in 2004 and obtained a BA degree) at 4 - Yr publics was $ 12 , 922 vs . $ 45 , 042 at 4 - Yr private for - profits vs . $ 18 , 700 at 4 - Yr private non - profits (1) U.S. Department of Education, National Center for Education Statistics, Journal of Economic Perspectives – Winter 2012 Positive Long - term Enrollment Growth and Strong Pent - up Demand